April 9, 2012

Notice: On behalf of Managed Portfolio Series, the Reinhart Mid Cap Private Market Value Fund’s 485A filing (S000037188) on March 15, 2012, accession number 0000894189-12-001491, was re-filed due to an error with the Edgar Link software and should be disregarded.  Please see the Reinhart Mid Cap Private Market Value Fund’s 485A filing (S000037193) on March 15, 2012, accession number 0000894189-12-001493 for the correct 485A filing.